Filed Pursuant to Rule 497(e)
1933 Act File No. 033-16812
1940 Act File No. 811-05308

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Perritt MicroCap Opportunities Fund	Perritt Ultra MicroCap Fund
(Ticker Symbol: PRCGX)	(Ticker Symbol: PREOX)

PROSPECTUS

This Prospectus is being supplemented to reflect the fact that effective as of April 30, 2012 the Perritt Emerging Opportunities Fund has changed its name to Perritt Ultra MicroCap Fund.  The supplemented Prospectus does not modify or update the disclosures in the original Prospectus in any other way.

The Perritt MicroCap Opportunities Fund
is a no load mutual fund that seeks long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $500 million at the time of initial purchase.  In view of this, the Perritt MicroCap Opportunities Fund may be subject to above-average risk.

The Perritt Ultra MicroCap Fund
is a no load mutual fund that seeks long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $300 million at the time of initial purchase.  In view of this, the Perritt Ultra MicroCap Fund may be subject to above-average risk.

Please read this Prospectus, paying particular attention to the risks involved, and keep it for further reference.  It contains important information about the Funds, their investments and the services they offer to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Perritt MicroCap Opportunities Fund 300 South Wacker Drive Suite 2880 Chicago, Illinois 60606	or	Perritt Ultra MicroCap Fund 300 South Wacker Drive Suite 2880 Chicago, Illinois 60606

To request a Fund’s current Prospectus, call:  (800) 332-8936
To request a Fund’s current Statement of Additional Information, call:  (800) 332-8936
Website: www.perrittmutualfunds.com

Prospectus
February 29, 2012
(as supplemented on April 30, 2012)

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Summary Section

Perritt MicroCap Opportunities Fund

Investment Objective:
The Perritt MicroCap Opportunities Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund:
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.23%
Total Annual Fund Operating Expenses	1.23%
(1)
“Other Expenses” includes Acquired Fund Fees and Expenses, which are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds.  The Total Annual Fund Operating Expenses for the Fund in the table above differs from the Ratio of Net Expenses to Average Net Assets in the “Financial Highlights” section of the statutory prospectus because the audited information in the “Financial Highlights” reflects the Fund’s operating expenses and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$125	$390	$676	$1,489

Portfolio Turnover
The Fund pays transaction costs, such as commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 25.4% of the average value of its portfolio.

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Principal Investment Strategies: The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of United States companies with market capitalizations that are below $500 million at the time of initial purchase, which the Fund’s investment adviser refers to as “micro-cap” companies. The Fund invests in both value-priced and aggressive growth stocks.  Generally, the Fund’s investment adviser seeks to invest in companies with the following attributes:
•	Have demonstrated above-average growth in revenues and/or earnings;
•	Possess relatively low levels of long-term debt;
•	Have a high percentage of their shares owned by company management; and
•	Possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate.

At times, the Fund may invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.

Although the Fund seeks long-term capital appreciation, stocks may be sold in the short-term for several reasons.  These include:  (1) a company’s market capitalization grows beyond $1.5 billion; (2) a company’s financial condition deteriorates to the point that the Fund’s investment adviser believes that the company’s long-term growth prospects may be impaired; (3) a company receives a purchase offer from another company; or (4) a company’s price-to-sales ratio or price-to-earnings ratio expands to the point that the Fund’s investment adviser believes the company’s stock is significantly overvalued.

Generally, the Fund’s portfolio contains 150 to 200 stocks. The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.

Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

•
Common Stocks: Common stocks occupy the most junior position in a company’s capital structure.  Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.  Therefore, the price of common stocks may decline for a number of reasons.  The price declines may be steep, sudden and/or prolonged.

•
Micro-Cap & Small Capitalization Companies:  Micro-cap and small capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies.  Generally, the share prices of stocks of micro-cap and small capitalization companies are more volatile than those of larger capitalization companies.  Thus, the Fund’s share price may increase and decrease by a greater percentage than the share prices of funds that invest in the stocks of large capitalization companies.  Also, the returns of micro-cap and small capitalization company stocks may vary, sometimes significantly, from the returns of the overall market.  In addition, micro-cap and small capitalization company stocks tend to perform poorly during times of economic stress.  Relative to large capitalization company stocks, the stocks of micro-cap and small capitalization companies are thinly traded, and purchases and sales may result in higher transactions costs.  For these reasons, the Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.

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•
Market Risk:  The Fund may be exposed to “market risk.”  Market risk is the risk that stocks may decline significantly in price over short or extended periods of time.  Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

•	Manager Risk: The Fund may lose money if the Fund’s investment strategy does not achieve the Fund’s objective or the Fund’s investment adviser does not implement the strategy properly.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of the Russell 2000® Index and the Russell Microcap® Index.  Updated performance information is available on the Fund’s website at www.perrittmutualfunds.com or by calling the Fund toll-free at 1-800-332-3133. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Perritt  MicroCap Opportunities  Fund

Year-by-Year Total Returns as of December 31
During the ten year period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Highest Quarterly Return	Lowest Quarterly Return
39.48% (June 30, 2009)	-33.21% (December 31, 2008)

Average Annual Total Returns For the Periods Ended December 31, 2011

	One Year	5 Years	10 Years	Since Inception (4/11/1988)
Perritt MicroCap Opportunities Fund
Return Before Taxes	-13.01%	-1.64%	8.71%	8.69%
Return After Taxes on Distributions	-13.01%	-2.13%	7.99%	7.41%
Return After Taxes on Distributions and Sale of Fund Shares	-8.46%	-1.38%	7.61%	7.17%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	-4.18%	0.15%	5.62%	8.70%
Russell Microcap® Index (reflects no deduction for fees, expenses, or taxes)	-9.28%	-3.75%	4.63%	N/A

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After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the Fund’s other return figures.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management:

Investment Adviser: Perritt Capital Management, Inc. is the investment adviser (Adviser) for the Fund.

Portfolio Manager: Michael Corbett is responsible for the day-to-day management of the Fund’s portfolio.  Mr. Corbett is President of the Adviser and has served as Portfolio Manager of the Fund since 1996.

Purchase and Sale of Fund Shares: You may purchase or redeem Fund shares on any business day by written request via mail (Perritt MicroCap Opportunities Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-332-3133, or through a financial intermediary.  You may also purchase or redeem additional Fund shares through the Internet at www.perrittmutualfunds.com.  Transactions will only occur on days the New York Stock Exchange is open.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The following are the minimum investment requirements for investing in the Fund:

Initial Purchase:	$1,000
Additional Purchase:	$ 50
Automatic Investment Plan:	$ 50
Individual Retirement Account:	$ 250
Tax Deferred Retirement Account:	$ 250
Uniform Gift to Minors Act:	$ 250
Dividend Reinvestment:	None

Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Perritt  Ultra MicroCap  Fund

Investment Objective: The Perritt Ultra MicroCap Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund: The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.41%
Total Annual Fund Operating Expenses	1.66%
(1)
“Other Expenses” includes Acquired Fund Fees and Expenses, which are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds.  The Total Annual Fund Operating Expenses for the Fund in the table above differs from the Ratio of Net Expenses to Average Net Assets in the “Financial Highlights” section of the statutory prospectus because the audited information in the “Financial Highlights” reflects the Fund’s operating expenses and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$169	$523	$902	$1,965

Portfolio Turnover
The Fund pays transaction costs, such as commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.9% of the average value of its portfolio.

Principal Investment Strategies:  The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of United States companies with market capitalizations that are below $300 million at the time of initial purchase, which the Fund’s investment adviser refers to as “micro-cap” companies.  The micro-cap companies in which the Fund may invest include “early stage” micro-cap companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million.

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Micro-cap companies represent the smallest sector of public companies based on market capitalization.  Normally, the micro-cap companies in which the Fund invests are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.

The Fund’s investment adviser uses a “bottom-up” approach of fundamental analysis to look for individual companies that the adviser believes offer significant potential for stock price appreciation.  In addition, the adviser seeks to invest in companies with the following attributes:
•	Have a high percentage of their shares owned by company management;
•	Possess relatively low levels of long-term debt;
•	Have a potential for above-average growth in revenues and/or earnings; and
•	Possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values.

At times, the Fund’s portfolio may contain the shares of unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Although the Fund seeks long-term capital appreciation, stocks may be sold in the short-term for several reasons.  These include: (1) a company’s size has expanded beyond the point where it can no longer be considered to be a small capitalization company; (2) a company’s financial condition deteriorates to the point that, in the opinion of the Fund’s investment adviser, the company’s future growth prospects are impaired; (3) a company’s valuation multiples such as price-to-sales ratio, price-to-earnings ratio, or price-to-book value ratio expand to the point that the Fund’s investment adviser believes the company’s stock is significantly overvalued; or (4) when the Fund’s investment adviser believes that another stock has better investment potential.

The  Ultra MicroCap  Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.

Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

•
Common Stocks: Common stocks occupy the most junior position in a company’s capital structure.  Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.  Therefore, the price of common stocks may decline for a number of reasons.  The price declines may be steep, sudden and/or prolonged.

•
Micro-Cap & Small Capitalization Companies:  Micro-cap and small capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies.  Generally, the share prices of stocks of micro-cap and small capitalization companies are more volatile than those of larger capitalization companies.  Thus, the Fund’s share price may increase and decrease by a greater percentage than the share prices of funds that invest in the stocks of large capitalization companies.  Also, the returns of micro-cap and small capitalization company stocks may vary, sometimes significantly, from the returns of the overall market.  In addition, micro-cap and small capitalization company stocks tend to perform poorly during times of economic stress.  Relative to large capitalization company stocks, the stocks of micro-cap and small capitalization companies are thinly traded, and purchases and sales may result in higher transactions costs.  For these reasons, the Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.

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•
Early Stage Companies:  Early stage companies are subject to the same risks as micro-cap companies.  In addition, they may not be profitable initially and there is no guarantee that they will become profitable or be able to obtain necessary financing.  They may rely on untested business plans.  Early stage companies may not be successful in developing markets for their products and services.  They may remain an insignificant part of their industry.  They may be illiquid or may not be publicly traded.  Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

•
Market Risk:  The Fund may be exposed to “market risk.”  Market risk is the risk that stocks may decline significantly in price over short or extended periods of time.  Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

•	Manager Risk: The Fund may lose money if the Fund’s investment strategy does not achieve the Fund’s objective or the Fund’s investment adviser does not implement the strategy properly.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of the Russell 2000® Index and the Russell Microcap® Index.  Updated performance information is available on the Fund’s website at www.perrittmutualfunds.com or by calling the Fund toll-free at 1-800-332-3133. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Perritt   Ultra MicroCap  Fund

Year-by-Year Total Returns as of December 31
During the seven year period shown on the bar chart, the Fund’s best and worst quarters are shown below:

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Highest Quarterly Return	Lowest Quarterly Return
35.41% (June 30, 2009)	-37.40% (December 31, 2008)

Average Annual Total Returns For the Periods Ended December 31, 2011
	One Year	5 Years	Since Inception (8/30/2004)
Perritt Ultra MicroCap Fund
Return Before Taxes	-13.42%	-3.49%	3.29%
Return After Taxes on Distributions	-13.42%	-3.99%	2.73%
Return After Taxes on Distributions and Sale of Fund Shares	-8.72%	-3.05%	2.72%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	-4.18%	0.15%	5.67%
Russell Microcap® Index (reflects no deductions for fees, expenses or taxes)	-9.28%	-3.75%	2.47%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the Fund’s other return figures.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management:

Investment Adviser: Perritt Capital Management, Inc. is the investment adviser (Adviser) for the Fund.

Portfolio Manager: Michael Corbett is responsible for the day-to-day management of the Fund’s portfolio.  Mr. Corbett is President of the Adviser and has served as Portfolio Manager of the Fund since the Fund’s inception in 2004.

Purchase and Sale of Fund Shares: You may purchase or redeem Fund shares on any business day by written request via mail (Perritt Ultra MicroCap Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-332-3133, or through a financial intermediary.  You may also purchase or redeem additional Fund shares through the Internet at www.perrittmutualfunds.com.  Transactions will only occur on days the New York Stock Exchange is open.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The following are the minimum investment requirements for investing in the Fund:

Initial Purchase:	$1,000
Additional Purchase:	$ 50
Automatic Investment Plan:	$ 50
Individual Retirement Account:	$ 250
Tax Deferred Retirement Account:	$ 250
Uniform Gift to Minors Act:	$ 250
Dividend Reinvestment:	None

Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information About the Funds’ Investment Strategies
and Disclosure of Portfolio Holdings

Investment Objective and Strategies

The Funds’ investment objective of long-term capital appreciation is a non-fundamental policy and may be changed without obtaining shareholder approval.  Please remember that an investment objective is not a guarantee.  An investment in the Funds might not appreciate and investors may lose money.

Perritt MicroCap Opportunities Fund

Perrit MicroCap Opportunities Fund (the “MicroCap Fund”) has a non-fundamental policy to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of United States companies with market capitalizations that are below $500 million at the time of initial purchase.  If the MicroCap Fund decides to change this policy, it will provide at least a sixty (60) day written notice of its decision to shareholders.

Principal Investment Strategies

The MicroCap Fund normally invests in common stocks of companies with market capitalizations (share price multiplied by number of shares outstanding) below $500 million at the time of initial purchase.  The current income return of the MicroCap Fund is expected to be low (or non-existent) because micro-cap and small capitalization companies frequently need to retain all or most of their profits to finance growth.

Buying Stocks.  When selecting stocks for the MicroCap Fund’s portfolio, the Fund’s investment adviser, Perritt Capital Management, Inc. (the “Adviser”), utilizes a computer database of approximately 10,000 nationally traded companies.  This list is initially narrowed to the stocks of companies with market capitalizations less than $500 million.   This process reduces the investment universe to approximately 3,000 companies.  Stocks meeting these general selection criteria are subjected to a proprietary nine-step scoring system based on an analysis of both the company’s balance sheet and income statement.  Stocks selected for purchase will generally possess above-average scores generated by this system.

The MicroCap Fund’s portfolio generally contains both “growth” and “value” stocks.  Growth stocks are those of companies with annual revenue and earnings growth rates that are more than twice that of the growth rate of the U.S. economy.  These stocks generally are priced at relatively high multiples of revenues, earnings, and book values.  Value stocks, on the other hand, are considered to be those that possess price-earnings multiples below their expected annual growth rates and/or a price-to-revenues ratio that is below 1.0.

Under normal circumstances the MicroCap Fund seeks to keep its annual portfolio turnover ratio under 50%.  The annual portfolio turnover ratio indicates changes in the MicroCap Fund’s portfolio.  For instance, a rate of 100% would result if all the securities in the portfolio at the beginning of an annual period had been replaced by the end of the period.  The MicroCap Fund’s average security holding period can be approximated by taking the reciprocal of its turnover ratio.  For example, a portfolio turnover ratio of 50% would indicate an approximate security holding period of two years.  During the last five fiscal years, the MicroCap Fund’s annual portfolio turnover rate has averaged 29.5%.

Selling Stocks.  The MicroCap Fund diversifies its investments.  It will normally own 150 to 200 stocks of companies operating in a number of industries.  At the time of purchase, an investment in the stock of a single company will rarely exceed 3% of the MicroCap Fund’s assets.  Stocks periodically will be sold for several reasons.  These include: (1) a company’s market capitalization grows beyond $1.5 billion; (2) a company’s financial condition deteriorates to the point that the Adviser believes that the company’s long-term growth prospects may be impaired; (3) a company receives a purchase offer from another company; or (4) a company’s price-to-sales ratio or price-to-earnings ratio expands to the point that the Adviser believes the company’s stock is significantly overvalued.

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Non-Principal Investment Strategies

The MicroCap Fund may take temporary defensive positions in response to adverse market, economic, political or other conditions.  This means the MicroCap Fund will invest in money market instruments (like U.S. Treasury Bills or commercial paper).  The MicroCap Fund may not achieve its investment objective when it takes a temporary defensive position.  When the MicroCap Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

Perritt Ultra MicroCap Fund

Perritt Ultra MicroCap Fund (the “ Ultra MicroCap Fund”) has a non-fundamental policy to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of United States companies with market capitalizations that are below $300 million at the time of initial purchase.  If the  Ultra MicroCap  Fund decides to change this policy, it will provide at least a sixty (60) day written notice of its decision to shareholders.

Principal Investment Strategies

Micro-cap companies represent the smallest sector of public companies based on market capitalization.  Normally, the micro-cap companies in which the Ultra MicroCap Fund invests are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.

The Adviser uses fundamental analysis to look for stocks of micro-cap companies that appear to have the potential for more rapid price appreciation than other micro-cap stocks and the overall stock market in general.  The Adviser uses a “bottom-up” approach of fundamental analysis when selecting investments for the Ultra MicroCap  Fund.  This means the Adviser bases investment decisions on company specific factors, not general economic conditions.

Buying Stocks.  The research process includes prescreening potential investments, using databases and industry contacts, analyzing annual reports and financial statements, making onsite visits and meeting with top management.  Stocks meeting the Ultra MicroCap Fund’s general selection criteria are subjected to a proprietary nine-step scoring system based on analysis of both the company’s balance sheet and income statement.  Stocks selected for purchase will generally possess above-average scores generated by this system.  In general, the Adviser focuses on very small companies based on their market capitalizations.  Investors should expect the Ultra MicroCap Fund’s portfolio to be diversified among a large number of stocks drawn from several industries.

Although it seeks to invest for the long term, the Ultra MicroCap Fund retains the right to sell securities irrespective of how long they have been held.  It is expected, though not assured, that the annual portfolio turnover rate of the Ultra MicroCap Fund will not typically exceed 100%.  A turnover rate of 100% would occur, for example, if all of the Ultra MicroCap Fund’s securities were replaced within one year.  A turnover rate of 100% or more would result in the Ultra MicroCap Fund incurring more transaction costs such as mark-ups or mark-downs.  Payment of these transaction costs could reduce the Ultra MicroCap Fund’s total return.  High portfolio turnover could also result in the payment by Ultra MicroCap Fund shareholders of increased taxes on realized gains.  During the last five fiscal years, the Ultra MicroCap Fund’s annual portfolio turnover rate has averaged 22.8%.

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Selling Stocks.  Although the Ultra MicroCap Fund seeks long-term capital appreciation, stocks may be sold in the short-term for several reasons.  These include: (1) a company’s size has expanded beyond the point where it can no longer be considered to be a small capitalization company; (2) a company’s financial condition deteriorates to the point that, in the opinion of the Ultra MicroCap Fund’s investment adviser, the company’s future growth prospects are impaired; (3) a company’s valuation multiples such as price-to-sales ratio, price-to-earnings ratio, or price-to-book value ratio expand to the point that the Ultra MicroCap Fund’s investment adviser believes the company’s stock is significantly overvalued; or (4) when the Ultra MicroCap Fund’s investment adviser believes that another stock has better investment potential.

Non-Principal Investment Strategies

Ordinarily, the Adviser intends to keep the portfolio fully invested in micro-cap stocks.  However, the Ultra MicroCap Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions.  In such circumstances the Ultra MicroCap Fund may invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements).  The Ultra MicroCap Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value.  When the Ultra MicroCap Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.  The Ultra MicroCap Fund may not invest more than 20% of its assets in cash and money market instruments when it is not taking a temporary defensive position.

The Ultra MicroCap Fund may purchase shares of exchange-traded funds (“ETFs”).  All ETFs are investment companies that are bought and sold on a securities exchange.  Most ETFs represent a fixed portfolio of securities designed to track a particular market index.  Typically, the Ultra MicroCap Fund would purchase ETF shares to increase its equity exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the Ultra MicroCap Fund.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities in which they invest, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value.  ETFs also have management fees that are part of their costs, and the Ultra MicroCap Fund will indirectly bear its proportionate share of these costs.  Generally, the Ultra MicroCap Fund will purchase shares of ETFs having the characteristics of the types of common stocks in which the Ultra MicroCap Fund typically invests.  If greater liquidity is desired, then the Ultra MicroCap Fund may purchase shares of ETFs designed to track the price performance and dividend yield of the Standard & Poor’s 500® Index (S&P 500®) and the Standard & Poor’s® 400 MidCap Index.  Subject to certain exceptions, the Ultra MicroCap Fund currently may not own in the aggregate (a) more than 3% of the total voting stock of any one ETF that is a registered investment company; (b) securities issued by an ETF that is a registered investment company having an aggregate value in excess of 5% of the Ultra MicroCap Fund’s total assets; or (c) securities issued by an ETF that is a registered investment company and any other investment company (whether or not registered) having an aggregate value in excess of 10% of the Ultra MicroCap Fund’s total assets.

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Redemption Fee

The Funds are designed for investors with a long-term investment perspective and are not suitable for investors who attempt to profit from short-term market swings.  In fact, the Funds assess a 2% redemption fee for shares held ninety (90) days or less in an attempt to deter “market timing” investors from investing in the Funds.  See the disclosure under the heading “Redeeming Shares - Frequent Purchases and Redemptions of Fund Shares” for a more detailed discussion of the redemption fee.  The Funds are also not a suitable investment for investors who cannot accept the relatively high portfolio volatility and other risks associated with investing in stocks of micro-cap and small capitalization companies.  Furthermore, there is no assurance that the objectives of the Funds will be realized or that any income will be earned.  Since the Funds’ share price may fall below the initial purchase price, investors in the Funds may lose a portion of their investment capital.

Disclosure of Portfolio Holdings of the Funds

Each Fund’s Statement of Additional Information (“SAI”), both of which are incorporated by reference into this Prospectus, contains a description of that Fund’s policies and procedures regarding disclosure of the Fund’s portfolio holdings.

Management of the Funds

Perritt Capital Management, Inc. serves as each Fund’s investment adviser.  The Adviser is located at 300 South Wacker Drive, Suite 2880, Chicago, Illinois 60606.  The Adviser was incorporated as an Illinois corporation on July 8, 1987 and has been the Funds’ only investment adviser. The Adviser is a wholly owned subsidiary of Investment Information Services, Inc. (“IIS”).  IIS was organized in 1983.   As of December 31, 2011, the Adviser had approximately $458 million in assets under management.

As the investment adviser to the Funds, the Adviser manages the investment portfolio for each Fund.  It makes the decisions as to which securities to buy and which to sell.  Under an Investment Advisory Agreement for the MicroCap Fund, the MicroCap Fund pays the Adviser a monthly investment advisory fee at the annual rate of 1.00% of its average daily net assets.  Under an Investment Advisory Agreement for the  Ultra MicroCap  Fund, the Ultra MicroCap Fund pays the Adviser an annual investment advisory fee equal to 1.25% of its average daily net assets less than or equal to $100 million; 1.00% with respect to average daily net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average daily net assets in excess of $200 million (the fee paid for the fiscal year ended October 31, 2011 was 1.25%).

A discussion regarding the basis for the Board of Directors approval of the Investment Advisory Agreement for each of the Funds is available in the Funds’ Semi-Annual Report to shareholders for the most recent period ended April 30.

Michael Corbett is responsible for the day-to-day management of the MicroCap Fund’s portfolio and the Ultra MicroCap Fund’s portfolio.  Mr. Corbett joined the Adviser in 1990 as a research analyst and is currently President of the Adviser.  Mr. Corbett obtained a B.S. degree from DePaul University.  Mr. Corbett has been a Portfolio Manager for the MicroCap Fund since 1996, and for the Ultra MicroCap Fund since its inception in 2004.

Each Fund’s SAI provides additional information about the compensation of the Funds’ portfolio manager, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Funds.

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Share Prices of the Funds

The price at which investors purchase shares of the Funds and at which shareholders redeem shares of the Funds is called the net asset value (“NAV”).  The Funds normally calculate their NAV as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading.  The NYSE is closed on national holidays, Good Friday and weekends.  The Funds calculate their NAVs based on the market prices of the securities (other than money market instruments) they hold unless market quotations are not readily available, or are deemed unreliable, or other circumstances require fair valuing the securities (as discussed below).

Securities and other assets for which market quotations are not readily available or are deemed unreliable are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Funds’ Board of Directors.  The Funds value money market instruments that they hold with remaining maturities of less than sixty (60) days at their amortized cost.  As the Funds invest primarily in micro-cap and small capitalization companies, other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities (only the Ultra MicroCap Fund may invest in illiquid securities), including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  There can be no assurance that either Fund could obtain the fair value assigned to a security if it were to sell such security at approximately the same time at which either Fund determines its NAV per share.

The Funds will process purchase orders and redemption orders that they receive in good order prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day.  The Funds will process purchase orders and redemption orders that they receive in good order after the close of regular trading at the NAV calculated on the next day the NYSE is open.  A purchase order or redemption request is in “good order” when a Fund or your servicing agent receives properly completed and signed documents.

Purchasing Shares

How to Open an Account and Make Purchases by Mail and Wire

1.	Read this Prospectus very carefully before you invest.

2.	Share purchase applications can be obtained by calling 1-800-332-3133, or by visiting the Funds’ website at www.perrittmutualfunds.com.

3.	Determine how much you want to invest keeping in mind the following minimums:

Minimum Investment Requirements

Initial Purchase:	$1,000
Additional Purchase:	$ 50

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Minimum Investment Requirements

Automatic Investment Plan:	$ 50
Individual Retirement Account:	$ 250
Tax Deferred Retirement Account:	$ 250
Uniform Gift to Minors Act:	$ 250
Dividend Reinvestment:	None

The Funds may change minimum investment requirements at any time.

4.
The Funds will not accept payment in cash or money orders.  The Funds do not accept payment by cashier’s check in amounts less than $10,000.  Also, to prevent check fraud, the Funds will not accept third party checks, U. S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  As applicable, make your check payable to “Perritt MicroCap Opportunities Fund,” “Perritt Ultra MicroCap Fund” or “U.S. Bancorp Fund Services, LLC” as the Funds’ agent.  All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars.  The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent, will charge a $25 service fee when a check is returned.  The shareholder will also be responsible for any losses suffered by the Funds as a result.  The Funds may redeem shares you own as reimbursement for any such losses.  The Funds reserve the right to reject any purchase order for Fund shares.

5.	Mail the application and check to:

By First Class Mail

Perritt MicroCap Opportunities Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53202-0701	or	Perritt Ultra MicroCap Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53202-0701

By Overnight or Express Mail

Perritt MicroCap Opportunities Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207	or	Perritt Ultra MicroCap Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service to the Post Office Box address.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

By Wire

6.
If you are making your first investment in the Funds by wire, please call 1-800-332-8936 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery or facsimile.  You can mail or overnight deliver your completed application to the transfer agent.  Upon receipt of your completed application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be given to your bank to send the wire.  Your bank must include the name of the Fund, and your name and account number so that monies can be correctly applied.  Your bank should transmit funds by wire to:

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U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI  53202
ABA #075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account #112-952-137

Further Credit:	Perritt MicroCap Opportunities Fund or
Perritt Ultra MicroCap Fund
(shareholder name and account number)

Subsequent Investments by Wire

7.	Please call 1-800-332-8936 before you wire funds in order to advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Please remember that U.S. Bank N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Purchases Through Financial Service Agents

Some broker-dealers may sell shares of the Funds.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.

The Funds and/or the Adviser may enter into agreements with broker-dealers, financial institutions or other service providers (collectively, “Servicing Agents” and each a “Servicing Agent”), such as Charles Schwab & Co., Inc. and TD Ameritrade, that may include the Funds as investment alternatives in the programs they offer or administer.  Servicing Agents may:

•
Become shareholders of record of the Funds.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents are not subject to the Funds’ minimum investment requirements.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

•
Charge their customers fees for the services they provide.  Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate the Servicing Agent for the services provided to their customers.  Such payments may provide incentives for Servicing Agents to make shares of the Funds available to their customers, and may allow the Funds greater access to such Servicing Agents and their customers than would be the case if no payments were made.

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•
Be allowed to purchase shares by telephone with payment to follow the next day.  If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive the same day pricing.

•
Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf).  If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s NAV, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s NAV.

If you decide to purchase shares through a Servicing Agent, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus.  Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Funds.  When you purchase shares of a Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with that Fund on a timely basis.  If the Servicing Agent does not place your order on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, the Servicing Agent may be held liable for any resulting fees or losses.

How to make Subsequent Investments in the Funds

Mail or Wire

To make a subsequent investment in a Fund, see the instructions above under “How to Open an Account and Make Purchases by Mail and Wire.”

Automatic Investment Plan

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”).  The AIP provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly or quarterly basis.  In order to participate in the AIP, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the Automated Clearing House (“ACH”) network.  If your bank rejects your payment, the Funds’ transfer agent will charge a $25 fee to your account.  To begin participating in the AIP, please complete the Automatic Investment Plan section on your application or call the Funds’ transfer agent at 1-800-332-3133.  Any request to change or terminate your AIP should be submitted to the transfer agent five (5) days prior to the effective date.

Telephone Purchases

The telephone purchase option may not be used for initial purchases of the Funds’ shares, but may be used for subsequent purchases.  The telephone purchase option allows you to make subsequent investments directly from a bank checking or savings account.  To establish the telephone purchase option for your account, complete the appropriate section in the Purchase Application.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  This option will become effective approximately 15 business days after the application form is received by the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC.  To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive your purchase order prior to the close of regular trading on such date.  Most transfers are completed within one business day.  Telephone purchases may be made by calling 1-800-332-8936.  Once a telephone transaction has been placed, it cannot be canceled or modified.

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If you have already opened an account, you may request this option by sending U.S. Bancorp Fund Services, LLC the “Telephone Option” form available on the Funds’ website (www.perrittfunds.com).  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Internet Purchases

After your account is established, you may set up a password by logging onto the Funds’ website (www.perrittfunds.com).  This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer via the ACH network.  Please make sure that your Fund account is set up with bank account instructions and that your bank is an ACH member.  You must have indicated on your application that telephone transactions are authorized and also have provided a voided check with which to establish your bank account instructions in order to complete Internet transactions.

For transactions conducted over the Internet, we recommend the use of a secure Internet browser.  In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.  If an account has more than one owner or authorized person, the Funds will accept Internet instructions from any one owner or authorized person.

Telephone and Electronic Transactions

During periods of high market activity, shareholders may encounter higher than usual call waits.  Further, it may be difficult to reach the Funds by telephone or via the Internet during periods of unusual market activity.  Please allow sufficient time to place your telephone transaction.  If you are unable to reach a representative by telephone, you may have to send written instructions.

Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone or Internet transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the instructions, but may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification or personalized security codes or other information prior to acting upon the telephone or Internet instructions and recording all telephone calls.

Once a telephone or Internet transaction has been placed, it cannot be canceled or modified.

Other Information about Purchasing Shares of the Funds

Each Fund may reject any share purchase application for any reason.  Each Fund will not accept purchase orders made by telephone, unless they are from a Servicing Agent that has an agreement with the Fund.

Neither Fund will issue certificates evidencing shares purchased.  Each Fund will send investors a written confirmation for all purchases of shares.

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Each Fund offers the following retirement plans:

Traditional IRA
Roth IRA
Coverdell Education Savings Account
SEP-IRA
SIMPLE IRA

Fees for these accounts consist of an annual maintenance fee of $15 and $25 per withdrawal.  Please refer to the IRA disclosure booklet for fees unique to IRAs and Qualified Plan accounts.

Investors can obtain further information about the retirement plans by calling the Funds at 1-800-332-3133.  The Funds recommend that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through these plans.

Shares of the Funds have not been registered for sale outside of the United States.  The Perritt MicroCap Fund and the Ultra MicroCap Fund generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Redeeming Shares

Shareholders may redeem (sell) their shares at any time.  The redemption price you receive will be equal to the NAV next determined after the Funds’ transfer agent receives a request for redemption in good order.  The value of your shares on redemption may be more or less than their original cost.  A redemption fee of 2% of the amount of the redemption is generally applicable for shares held ninety (90) days or less.  Requests for redemption by telegram will not be honored.  Questions regarding the proper form of redemption requests should be directed to the transfer agent at 1-800-332-3133.

How to Redeem Fund Shares

Redeeming Shares In Writing:

1.	Prepare a letter of instruction containing:

•	The name of the Fund or Funds;
•	Account number(s);
•	The amount of money or number of shares being redeemed;
•	The names on the account;
•	Daytime telephone number; and
•
Additional information the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Funds’ Transfer Agent in advance at 1-800-332-3133, if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	A signature guarantee is required to redeem shares in the following situations:

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•	The redemption request exceeds $10,000;
•	The redemption proceeds are payable or sent to any person, address or bank account not on record;
•	The redemption request is received within fifteen (15) business days of an address change; or
•	You are changing ownership on an account.

In addition to the situations described above, the Funds and/or the Funds’ Transfer Agent may require a signature guarantee in other instances based on the facts and circumstances relative to a particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Program and the Securities Transfer Agent Medallion Program (STAMP).  A notarized signature is not an acceptable signature guarantor.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, a signature verification from a Signature Validation Program ("SVP") member, or other acceptable form of authentication from a financial institution source. You can get a signature guarantee or SVP stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not from a notary public.

4.
Redemption requests from shareholders in an IRA or defined contribution retirement plan must include instructions regarding federal income tax withholding.  Redemption requests will be subject to withholding unless the shareholder makes an election not to have federal income tax withheld.

5.	Send the letter containing redemption instructions to:

By First Class Mail

Perritt MicroCap Opportunities Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	or	Perritt Ultra MicroCap Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

By Overnight or Express Mail

Perritt MicroCap Opportunities Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207	or	Perritt Ultra MicroCap Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service to the Post Office Box address.

How to Redeem Fund Shares Through Telephone/Online Privileges

Unless you declined the telephone redemption option or have not set up the Internet redemption option on your account, you may redeem up to $10,000 per day by calling 1-800-332-3133 or visiting the Funds’ website at www.perrittmutualfunds.com.  Shares held by retirement plans may not be redeemed by telephone or online. You may elect to have telephone redemption proceeds sent by check to your address of record, by wire to your bank account of record, or funds may be sent via electronic funds transfer through the ACH network to your pre-determined bank account. Proceeds may be wired and are subject to a $15 fee paid by the investor. You do not incur any charge for proceeds sent via the ACH system and credit is usually available within 2-3 days.

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How to Redeem Fund Shares Through Servicing Agents

If your shares are held by a Servicing Agent (such as Charles Schwab & Co. Inc. or TD Ameritrade), you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.

Redemption Price

•
The redemption price per share you receive for redemption requests is the next determined NAV after U.S. Bancorp Fund Services, LLC (“USBFS”) receives your written request in good order with all required information; or

•
If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s NAV, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s NAV.

Payment of Redemption Proceeds

•
If you redeem shares by mail, USBFS will normally mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in good order with all required information, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire.  An Electronic Funds Transfer generally takes two (2) to three (3) business days to reach the shareholder’s account whereas USBFS generally wires redemption proceeds on the business day following the calculation of the redemption price.  If any portion of the shares to be redeemed represents an investment made by check, a Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected.  This may take up to twelve (12) calendar days from the purchase date.

•	If you redeem shares through a Servicing Agent, you will receive the redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

The Funds offer a Systematic Withdrawal Plan (“SWP”) whereby shareholders may request that a check drawn in a particular amount be sent to them each month, calendar quarter, or annually.  Payment can be made by sending a check to your address of record, or funds may be sent directly to your pre-determined bank account via the ACH network.  To establish a SWP, your account must have a value of at least $10,000, and the minimum withdrawal amount is $250.  For more information on a SWP please see the Funds’ SAI or contact the Funds’ transfer agent.

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When redeeming shares of the Funds, shareholders should consider the following:

•	The redemption may result in a taxable gain.

•
As permitted by the Investment Company Act of 1940, a Fund may delay the payment of redemption proceeds for up to seven (7) days in all cases.  In addition, the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.

•
If any portion of the shares to be redeemed represents an investment made by check, a Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected.  This may take up to twelve (12) calendar days from the purchase date.

•	The transfer agent currently charges $15 for each wire redemption but does not charge a fee for Electronic Funds Transfers.

•
A Fund may pay redemption requests “in kind.”  This means that a Fund may pay redemption requests entirely or partially with liquid securities rather than cash.  Shareholders who receive a redemption “in kind” may incur costs upon the subsequent disposition of such securities.

Small Accounts

The Funds’ account owners share the high cost of maintaining accounts with low balances.  To reduce this cost, the Funds reserve the right to close your account when a redemption leaves your account with a balance below $500 for the MicroCap Fund or $1,000 for the Ultra MicroCap Fund.  The Funds will notify you in writing before your account is closed and you will have thirty (30) calendar days for the MicroCap Fund or sixty (60) calendar days for the Ultra MicroCap Fund to bring the balance up to the required level.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of shares of the Funds may harm other shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of its shares.  Each Fund has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders of the Fund (collectively, the “market timing policy”).  The market timing policy does not apply to each Fund’s SWP.

In order to deter market timers and excessive trading, each Fund imposes a 2% redemption fee on the value of shares redeemed ninety (90) days or less after the date of purchase (any proceeds of the fee are paid to the Fund).  The redemption fee does not apply to shares acquired through the reinvestment of dividends and capital gains.  The Funds reserve the right to waive the redemption fee, subject to their sole discretion, in instances deemed by the Adviser not to be disadvantageous to a Fund or its shareholders and which do not indicate market timing strategies.  In addition to the redemption fee, each Fund may temporarily or permanently bar future purchases into that Fund by such investor or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which such investor may request future purchases and redemptions.

In calculating whether redemption of a Fund’s shares is subject to the redemption fee, a shareholder’s holdings will be viewed on a “first in/first out” basis.  This means that, in determining whether any fee is due, the shareholder will be deemed to have redeemed the shares he or she acquired earliest.  The fee will be calculated based on the current price of the shares as of the redemption date.

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Investors are subject to these policies whether they are a direct shareholder of a Fund or they invest in a Fund indirectly through a financial intermediary such as a broker-dealer, a bank, an investment adviser or an administrator or trustee of a tax-deferred retirement plan that maintains an “Omnibus Account” with a Fund for trading on behalf of its customers.

The ability of the Funds to apply their market timing policy to investors investing through financial intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary’s cooperation in implementing the policy.  Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Funds to prevent excessive short-term trading, there is no assurance that the Funds or their agents will be able to identify those shareholders or curtail their trading practices.

If suspicious trading patterns are detected in an Omnibus Account, the relevant Fund will request information from the financial intermediary concerning trades placed in the Omnibus Account.  The Fund will use this information to monitor trading in the Fund and to attempt to identify shareholders in the Omnibus Account engaged in trading that is inconsistent with the market timing policy or otherwise not in the best interests of the Fund.  In considering an investor’s trading activity, the relevant Fund may consider, among other factors, the investor’s trading history, both directly and, if known, through intermediaries, in the Funds.  If a Fund detects such activity, then the Fund may request that the financial intermediary take action to prevent the particular investor or investors from engaging in frequent or short-term trading.  If inappropriate trading recurs, a Fund may refuse all future purchases from the Omnibus Account, including those of plan participants not involved in the inappropriate activity.

Household Delivery of Shareholder Documents

Only one Prospectus, Annual Report and Semi-Annual Report will be sent to shareholders who have the same address on record for their MicroCap Fund and Ultra MicroCap Fund accounts, unless you request multiple copies.  If you would like to receive separate copies, please call the Funds at 1-800-332-3133.  The Funds will begin sending your additional copies free of charge within thirty (30) days.  If your shares are held through a financial institution, please contact them directly.

Distributions and Taxes

Each Fund distributes substantially all of its net investment income and capital gains annually.  Distributions are generally made in December.  Each Fund will automatically reinvest on your behalf all dividends and distributions in additional shares of the Fund unless you have elected to receive dividends and distributions in cash.  You may make this election on the share purchase application or by writing to USBFS.

Each Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax.  These distributions may be taxed as ordinary income, capital gains, or as qualified dividends (which are eligible for capital gain rates depending on the length of time a Fund holds assets generating the qualified dividends and other criteria).  Dividends from net investment income and short-term capital gains, if any, will be taxed to shareholders as ordinary income.  Distributions of long-term capital gains are taxed as such, regardless of how long you own your shares of the Funds.  The tax status of distributions made to you, whether ordinary income, long-term capital gain or qualified dividends will be detailed in your annual tax statement that each Fund will send to you.

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If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at the applicable Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders, which means this is the method the Funds will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  You may choose a method other than the Fund's standing method at the time of your purchase or upon the sale of covered shares.  The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of the Fund. Shareholders should consult their own tax advisors to determine the tax consequences of owning Fund shares.

Anti-Money Laundering Program

USBFS, on behalf of the Funds, has established an Anti-Money Laundering Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.  In order to ensure compliance with this law, the Funds are required to obtain the following information for all registered owners and all authorized individuals:

•	Full Name;

•	Date of Birth;

•	Social Security Number;

•	Permanent Street Address (P.O. Box only is not acceptable); and

•	Additional documentation for corporate accounts.

The Funds might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity.  Please note that your application will be returned if any information is missing.  If you require additional assistance when completing your application, please contact the transfer agent at 1-800-332-3133.

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Index Descriptions

The Russell 2000® Index is a popular measure of the stock performance of small companies.  It is comprised of the stocks of the 2,000 smallest companies in the Russell 3000® Index.  The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization.  The index reflects no deductions for expenses or taxes.  A direct investment in an index is not possible.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1000 of the smallest securities in the small-cap Russell 2000® Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.  The index reflects no deductions for expenses or taxes.  A direct investment in an index is not possible.

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned, or lost, on an investment in the Funds (assuming reinvestment of all dividends and distributions).  The information for the years ended October 31, 2011, 2010 and 2009 was audited by Cohen Fund Audit Services, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available on request.  The information for the years ended October 31, 2008 and 2007 was audited by another independent registered public accounting firm.

Perritt MicroCap Opportunities Fund

For a Fund share outstanding throughout the period

For the Years Ended October 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$24.52	$19.83	$15.92	$34.24	$32.32
Income (loss) from investment operations:
Net investment loss2	(0.11)	(0.15)	(0.03)	(0.13)	(0.10)
Net realized and unrealized gain/(loss) on investments	(0.98)	4.84	3.94	(13.43)	5.06
Total from investment operations	(1.09)	4.69	3.91	(13.56)	4.96
Less dividends and distributions:
Distributions from net realized gains	—	—	—	(4.77)	(3.05)
Total dividends and distributions	—	—	—	(4.77)	(3.05)
Redemption fees2	—	3	—	3	—	3	0.01	0.01
Net asset value, end of period	$23.43	$24.52	$19.83	$15.92	$34.24
Total return1	(4.45%)	23.59%	24.56%	(45.32%)	16.64%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$337,975	$371,998	$315,865	$234,350	$569,856
Ratio of net expenses to average net assets:	1.22%	1.27%	1.42%	1.37%	1.27%
Ratio of net investment loss to average net assets:	(0.42%)	(0.67%)	(0.18%)	(0.56%)	(0.30%)
Portfolio turnover rate	25.4%	41.5%	25.4%	26.7%	28.5%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net investment income (loss) and redemption fees per share have been calculated based on average shares outstanding during the period.
3	Amount is less then $0.01 per share.

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Perritt Ultra MicroCap Fund

For a Fund share outstanding throughout the period

For the Years Ended October 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.10	$8.14	$6.42	$16.45	$14.35
Income (loss) from investment operations:
Net investment loss2	(0.15)	(0.06)	(0.03)	(0.16)	(0.06)
Net realized and unrealized gain (loss) on investments4	(0.06)	3.02	1.75	(8.28)	2.90
Total from investment operations	(0.21)	2.96	1.72	(8.44)	2.84
Less dividends and distributions:
Distributions from net realized gains	—	—	—	(1.59)	(0.76)
Total dividends and distributions	—	—	—	(1.59)	(0.76)
Redemption fees2	0.01	—	3	—	3	—	3	0.02
Net asset value, end of period	$10.90	$11.10	$8.14	$6.42	$16.45
Total Return1	(1.80%)	36.36%	26.79%	(56.37%)	21.13%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$63,290	$96,532	$64,002	$40,794	$119,323
Ratio of net expenses to average net assets:	1.65%	1.72%	2.12%	1.87%	1.59%
Ratio of net investment loss to average net assets:	(1.11%)	(0.57%)	(0.07%)	(1.42%)	(0.41%)
Portfolio turnover rate	17.9%	29.0%	19.6%	13.2%	34.4%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net investment (loss) and redemption fees per share have been calculated based on average shares outstanding during the period.
3	Amount is less than $0.01 per share.
4
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations, contained in the Annual Shareholder Report, due to share transactions for the period.

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Privacy Policy

The Funds collect the following nonpublic personal information about you:

•	Information the Funds receive from you on or in applications or other forms, including but not limited to, your name, address, phone number, and social security number; and

•
Information about your transactions with the Funds, their affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.

The Funds do not disclose any nonpublic personal information about their current or former shareholders to nonaffiliated third parties, except as permitted by law.   For example, the Funds are permitted by law to disclose all the information the Funds collect to their transfer agent to process your transactions.  Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Funds maintain physical, electronic, and procedural safeguards through their transfer agent, U. S. Bancorp Fund Services, LLC, that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Not a part of the Prospectus

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For More Information

You can learn more about the Perritt MicroCap Opportunities Fund (the sole series of Perritt MicroCap Opportunities Fund, Inc.) and the Perritt Ultra MicroCap Fund (the sole series of Perritt Funds, Inc.) in the following documents:

Statement of Additional Information
Each Fund’s SAI contains more detailed information about the Fund.  The Funds have filed current SAIs with the Securities and Exchange Commission (“SEC”).  Each Fund’s SAI is incorporated by reference into this Prospectus.  This means that you should consider the contents of each SAI to be part of the Prospectus.

Annual and Semi-Annual Reports to Shareholders
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year.

To request a free copy of the current SAI or annual and semi-annual reports, call the Funds, toll-free, at 1-800-332-3133 or 1-312-669-1650, or write to the Funds at 300 South Wacker Drive, Suite 2880, Chicago, Illinois 60606.  You may also obtain a copy of these documents free of charge from the Funds’ website at www.perrittmutualfunds.com.

Prospective investors and shareholders with questions about the Funds also may call the above number or write to the above address.

You can review and copy information about the Perritt MicroCap Opportunities Fund and the Perritt Ultra MicroCap Fund (including their SAIs) at the SEC’s Public Reference Room in Washington, D. C. (Please call 1-202-551-8090 for information on the operation of the Public Reference Room).  Reports and other information about the Funds are also available at the SEC’s Internet website at http://www.sec.gov, and copies of this information may be obtained (duplicating fee required) by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520

Perritt MicroCap Opportunities Fund, Inc.’s Investment Company Act File No. 811-05308
                                           Perritt Funds, Inc.’s Investment Company Act File No. 811-21556

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